Divestiture of ADT Korea 3 / March / 2014 Exhibit 99.3

Forward-Looking Statements / Safe Harbor

Tyco is under no obligation (and expressly disclaims any obligation) to update its forward-looking statements.
This presentation contains a number of forward-looking statements. In many cases forward-looking statements are identified by words, and variations of words, such as "anticipate", "estimate", "believe", "continue", "could", "intend", "may", "plan", "potential", "predict", "positioned", "should", "will", "expect", "objective",
"projection", "forecast", "goal", "guidance", "outlook", "effort", "target", and other similar words. However, the absence of these words does not mean the statements are not forward-looking. Examples of forward-looking statements include, but are not limited to, revenue, operating income and other financial projections, statements regarding the health and growth prospects of the industries and end markets in which Tyco operates, the leadership, resources, potential, priorities, and opportunities for Tyco in the future, statements regarding Tyco’s credit profile, capital allocation priorities and other capital market related activities, and statements regarding Tyco's acquisition, divestiture, restructuring and other productivity initiatives. The forward-looking statements in this presentation are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties include, but are not limited to:
Economic, business competitive, technological or regulatory factors that adversely impact Tyco or the markets and industries in which it competes;
Changes in tax requirements (including tax rate changes, new tax laws or treaties and revised tax law interpretations);
Results and consequences of Tyco’s internal investigations and governmental investigations concerning its governance, management, internal controls and operations including its business operations outside the United States;
The outcome of litigation, arbitrations and governmental proceedings, including the effect of income tax audits, appeals and litigation;
Economic, legal and political conditions in international markets, including governmental changes and restrictions on the ability to transfer capital across borders;
Changes in capital market conditions, including availability of funding sources, currency exchange rate fluctuations, and interest rate fluctuations and other changes in borrowing cost;
The possible effects on us of pending and future legislation in the United
States that may limit or eliminate potential U.S. tax benefits resulting from
Tyco’s jurisdiction of incorporation or deny U.S. government contracts to us based upon Tyco’s jurisdiction of incorporation;
The ability of the Company to achieve anticipated cost savings and to execute on its portfolio refinement and acquisition strategies, including successfully integrating acquired operations;
The ability of the Company to realize the expected benefits of the 2012 separation transactions,  including the integration of its commercial security and fire protection businesses;
Availability and fluctuations in the prices of key raw materials, and events that could impact the ability of our suppliers to perform ;
Natural events such as severe weather, fires, floods and earthquakes.
Actual results could differ materially from anticipated results. Tyco is under no obligation (and expressly disclaims any obligation) to update its forward-looking statements. More detailed information about these and other factors is set forth in Tyco's Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 and in subsequent filings with the Securities and Exchange Commission.

* FY 2013A based on exchange rate of 1 KRW = 0.0009434 USD. FY 2014E based on exchange rate of 1 KRW = 0.0009291 USD
** The difference between Operating and EBITDA Margin consists solely of depreciation and amortization expense
ADT Korea
3
($ in millions)
FY13 FY14E
Revenue*
~$560 ~$600
Operating Margin
~21% ~21%
EBITDA Margin**
~30% ~30%
CAPEX
~$115 ~$130
Leading provider of
advanced security
solutions in South Korea
475,000 customers
• Small-and-medium
sized businesses
• Commercial
• Residential
7,500 employees
Nationwide network
including 69 branches
Commercial
10%
Residential
8%
Small & Mid-Sized
Businesses
82%
Non-
Recurring
Revenues
9%
Guarding
Contractual
Revenues
17%
Central Monitoring
Services Recurring
Revenues
74%

Transaction Summary

Transaction
•
Sale of 100% of ADT Korea* to The Carlyle Group
Consideration
•
$1.93 billion in cash
•
Net proceeds expected to be $1.85 billion
Expected Closing
•
Fiscal third quarter 2014
Accounting
•
Historical financials will be re-cast to report business in
discontinued operations
*
// Transaction Details
//  Transaction Multiples
Attractive
Multiples
•
3.4x 2013 Sales
•
11.4x 2013 EBITDA
Proceeds To Be Used For Earnings Accretive Activities, Including M&A And Share Repurchases
Tyco Fire & Security Services Korea Co. Ltd. and its subsidiaries (ADT Caps Co., Ltd., Capstec Co., Ltd. and ADT Security Co., Ltd.) that form and operate the Company’s South Korean security business (“ADT Korea”)

Guidance Update

Fiscal Q2 Guidance
Prior Guidance
$0.44 - $0.46
South Korea Security Business
Re-class To Discontinued Operations
($0.05)
TOTAL
$0.39 - $0.41
Update on full year guidance for 2014 will be provided during April’s quarterly earnings call
Impact of sale on EPS from continuing operations* guidance:
* EPS from continuing operations before special items
Positioned To Deliver A Three Year 15% EPS CAGR In Fiscal 2015